Execution Version SECOND AMENDMENT SECOND AMENDMENT, dated as of August 26, 2020 (this “Amendment”), to the Credit Agreement, dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among Columbus McKinnon Corporation, a New York corporation (the “Company”) , Columbus McKinnon EMEA GmbH (the “German Borrower” and, together with the Company and any other Designated Borrower, the “Borrowers”), certain Subsidiaries of the Company party thereto, the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrowers have requested that the Revolving Termination Date be extended and certain other amendments be made as provided herein; WHEREAS, (i) JPMorgan Chase Bank, N.A. is a joint lead arranger and book manager for this Amendment, (ii) BMO Capital Markets Corp. is a joint lead arranger for this Amendment solely with respect to the Revolving Facility and (iii) PNC Capital Markets LLC is joint lead arranger and book manager and a syndication agent for this Amendment; WHEREAS, Section 10.01 of the Credit Agreement permits the Company to amend provisions of the Credit Agreement, with the written consent of the Administrative Agent, the Required Lenders, the Loan Parties and, with respect to certain amendments set forth herein, each Revolving Lender; WHEREAS, the Company, Administrative Agent, Required Lenders, Loan Parties and Revolving Lenders are willing to agree to this Amendment on the terms set forth herein; NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. SECTION 2. Amendments to the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows: (a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01: “Second Amendment” shall mean the Second Amendment, dated as of the Second Amendment Effective Date, to this Agreement. “Second Amendment Effective Date” shall mean August 26, 2020.

(b) Clause (b) of the definition of "Applicable Rate" is hereby amended and restated in its entirety as follows:

"(b) with respect to Revolving Loans, from time to time, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Level	Total Leverage Ratio	Commitment Fee	Eurocurrency Rate/CDOR Rate/HIBOR Rate	Standby Letter of Credit Fee	Commercial Letter of Credit and Bankers' Acceptance Fees	Base Rate
I	Greater than or equal to 4.00x	0.55%	3.25%	3.25%	1.625%	2.25%
II	Less than 4.00x but greater than or equal to 3.25x	0.50%	3.00%	3.00%	1.50%	2.00%
III	Less than 3.25 but greater than or equal to 2.50x	0.45%	2.75%	2.75%	1.375%	1.75%
IV	Less than 2.50x but greater than or equal to 1.75x	0.40%	2.50%	2.50%	1.25%	1.50%
V	Less than 1.75x but greater than or equal to 1.00x	0.35%	2.25%	2.25%	1.125%	1.25%
VI	Less than 1.00x	0.30%	2.00%	2.00%	1.00%	1.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a), then Pricing Level I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day immediately after Compliance Certificate is delivered."

(c) The definition of "Revolving Termination Date" is hereby amended and restated in its entirety as follows:

"Revolving Termination Date" means August 25, 2023.

SECTION 3. Effectiveness. This Amendment shall become effective on and as of the date (the "Second Amendment Effective Date") on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of the Company, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) Lender Addendum, executed and delivered by each Revolving Lender and the Required Lenders.

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(b) The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party. (c) The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Second Amendment Effective Date. (d) To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of- pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment and any other reasonable out-of- pocket expenses required to be reimbursed or paid by the Loan Parties under the Amended Credit Agreement or under any Loan Document. (e) No Event of Default or Default shall have occurred and be continuing. (f) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company, certifying on behalf of the Company that, (i) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 5.21 of the Credit Agreement, which shall be true and correct in all material respects as of the Second Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects, and (ii) no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date after giving effect to this Amendment. (g) The Administrative Agent shall have received, on behalf of itself and the Lenders on the Second Amendment Effective Date (after giving effect hereto), a favorable written opinion of DLA Piper LLP (US), counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent. (h) The Administrative Agent shall have received in the case of the Company each of the items referred to in clauses (i), (ii) and (iii) below: (i) a copy of the certificate or articles of incorporation, including all amendments thereto certified as of a recent date by the relevant authority of the jurisdiction of its organization, and a certificate as to the good standing as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary or similar officer of the Company dated the Second Amendment Effective Date and certifying: (A) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of the Company authorizing the execution, delivery and performance of this 3

Amendment and the other Loan Documents to which such person is a party and the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date, (C) that the certificate or articles of incorporation of the Company has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of the Company; and (iii) a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above. SECTION 4. Representations and Warranties. The Company represents and warrants to each of the Lenders and the Administrative Agent that as of the Second Amendment Effective Date: 4.1. This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Amended Credit Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 4.2. Each of the representations and warranties set forth in Article V of the Amended Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 5.21 of the Amended Credit Agreement, which shall be true and correct in all material respects as of the Second Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects. SECTION 5. Effect of Amendment. 5.1. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. 5.2. On and after the Second Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each 4 reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment and the Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. 5.3. Except as expressly provided herein or in the Amended Credit Agreement, the Amended Revolving Loan Facility shall be subject to the terms and provisions of the Amended Credit Agreement and the other Loan Documents. SECTION 6. General. 6.1. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. 6.2. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent. 6.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof. 6.4. Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. [remainder of page intentionally left blank] 5

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LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Bank of Montreal – Chicago Branch Institution: Executing as a Lender: By: Name: Matt Matthew Gerber Gerber Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Bank of Montreal – London Branch Institution: Executing as a Lender: By: Name: Scott Matthews Title: CFO, International For any institution requiring a second signature line: By: Name: William Smith Title: MD, Head of International

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of HSBC Bank USA, NA Institution: Executing as a Lender: By: Name: Alexander Caldiero Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. 55 Loan Strategy Fund Series 3 A Series Trust of Multi Manager Global Name of Investment Trust Institution: By: BlackRock Financial Management Inc., Its Investment Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. 55 Loan Strategy Fund Series 4 a Series Trust of Multi Manager Global Name of Investment Trust Institution: By: BlackRock Financial Management Inc., Its Investment Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of 610 Funding CLO 1, Ltd. Institution: By: Anchorage Capital Group, L.L.C., its Collateral Manager Executing as a Lender: By: Name: Melissa Griffiths Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of 610 Funding CLO 2, Ltd. Institution: By: Anchorage Capital Group, L.L.C., its Collateral Manager Executing as a Lender: By: Name: Melissa Griffiths Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of 610 Funding CLO 3, Ltd. Institution: By: Anchorage Capital Group, L.L.C., its Collateral Manager Executing as a Lender: By: Name: Melissa Griffiths Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of ABR Reinsurance LTD. Institution: By: BlackRock Financial Management, Inc., its Investment Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of ACE Property & Casualty Insurance Company Institution: BY: BlackRock Financial Management, Inc., its Investment Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of AIMCO CLO, SERIES 2015-A Institution: By: Allstate Investment Management Company, as Collateral Manager Executing as a Lender: By: Name: Christopher Goergen Title: Sr. Portfolio Manager For any institution requiring a second signature line: By: Name: Kyle Roth Title: Portfolio Manager

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of AIMCO CLO, SERIES 2017-A Institution: By: Allstate Investment Management Company, as Collateral Manager Executing as a Lender: By: Name: Christopher Goergen Title: Sr. Portfolio Manager For any institution requiring a second signature line: By: Name: Kyle Roth Title: Portfolio Manager

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Name of Portfolio Investment Trust Institution: By: Invesco Senior Secured Management, Inc. as Investment Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. AMMC CLO 19, LIMITED Name of By: American Money Management Corp., Institution: as Collateral Manager Executing as a Lender: By: Name: David Meyer Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. AMMC CLO 20, LIMITED Name of By: American Money Management Corp., Institution: as Collateral Manager Executing as a Lender: By: Name: David Meyer Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Argo Re LTD Institution: by: Wells Capital Management, as Investment Advisor Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Argonaut Insurance Company Institution: by: Wells Capital Management, as Investment Advisor Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Bank of Montreal – Chicago Branch Institution: Executing as a Lender: By: Name: Matt Matthew Gerber Gerber Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of BEAN CREEK CLO, LTD. Institution: Executing as a Lender: By: Name: BRYAN S. HIGGINS Title: MANAGER

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of CLEAR CREEK CLO, LTD. Institution: Executing as a Lender: By: Name: BRYAN S. HIGGINS Title: MANAGER

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of DEER CREEK CLO, LTD. Institution: Executing as a Lender: By: Name: BRYAN S. HIGGINS Title: MANAGER

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of SILVER CREEK CLO, LTD. Institution: Executing as a Lender: By: Name: BRYAN S. HIGGINS Title: MANAGER

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Black Diamond CLO 2013-1 Ltd. Institution: By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager Executing as a Lender: By: Name: Stephen H. Deckoff Title: Managing Principal For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of BlackRock Floating Rate Income Portfolio of BlackRock Funds V Institution: By: BlackRock Advisors, LLC, its Investment Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of BlackRock Floating Rate Income Strategies Fund, Inc. Institution: BY: BlackRock Financial Management, Inc., its Sub-Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of BlackRock Floating Rate Income Trust Institution: By: BlackRock Advisors, LLC, its Investment Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of BlackRock Limited Duration Income Trust Institution: BY: BlackRock Financial Management, Inc., its Sub-Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of BARINGS CLO LTD. 2018-I Institution: By: Barings LLC as Collateral Manager Executing as a Lender: By: Name: James Chemplavil Title: Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of BARINGS CLO LTD. 2018-III Institution: By: Barings LLC as Collateral Manager Executing as a Lender: By: Name: James Chemplavil Title: Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Blue Ridge CLO Ltd. I Institution: By: Barings LLC as Investment Manager Executing as a Lender: By: Name: James Chemplavil Title: Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Blue Ridge CLO Ltd. II Institution: By: Barings LLC as Investment Manager Executing as a Lender: By: Name: James Chemplavil Title: Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Boyd Watterson Limited Duration Enhanced Income Fund Institution: Executing as a Lender: By: Name: mike krushena Title: EVP - Portfolio Manager For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Carlyle US CLO 2016-4, Ltd. Institution: Executing as a Lender: By: Name: Linda Pace Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Carlyle US CLO 2017-1, Ltd. Institution: Executing as a Lender: By: Name: Linda Pace Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Carlyle US CLO 2017-3 Ltd. Institution: Executing as a Lender: By: Name: Linda Pace Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Carlyle US CLO 2017-4, Ltd. Institution: Executing as a Lender: By: Name: Linda Pace Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Carlyle US CLO 2019-2 Ltd Institution: Executing as a Lender: By: Name: Linda Pace Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Catamaran CLO 2014-1 Ltd. Institution: By: Trimaran Advisors, L.L.C. Executing as a Lender: By: Name: Maureen Peterson Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Catamaran CLO 2016-1 LTD. Institution: Executing as a Lender: By: Name: Maureen Peterson Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of CATHEDRAL LAKE CLO 2013, LTD Institution: Executing as a Lender: By: Name: Stanton Ray Title: Portfolio Manager For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of CATHEDRAL LAKE II, LTD. Institution: Executing as a Lender: By: Name: Stanton Ray Title: Portfolio Manager For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of CATHEDRAL LAKE IV, LTD. Institution: Executing as a Lender: By: Name: Stanton Ray Title: Portfolio Manager For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cathedral Lake V, Ltd Institution: Executing as a Lender: By: Name: Stanton Ray Title: Portfolio Manager For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding II CLO Ltd Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding IV CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding IX CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding V CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding VI CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding VII CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding VIII CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding X CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Cedar Funding XI CLO, Ltd. Institution: By: AEGON USA Investment Management, LLC, as its Portfolio Manager Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Cent CLO 19 Limited Name of By: Columbia Management Investment Advisers, LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Jerry R. Howard Title: Assistant Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Cent CLO 21 Limited Name of By: Columbia Management Investment Advisers, LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Jerry R. Howard Title: Assistant Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Cent CLO 24 Limited Name of By: Columbia Management Investment Advisers, LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Jerry R. Howard Title: Assistant Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of CHUBB European Group SE Institution: BY: BlackRock Financial Management, Inc., its Sub-Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Citizens First Bank Institution: Executing as a Lender: By: Name: Josh Biller Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of City of New York Group Trust Institution: BY: Voya Investment Management Co. LLC as its investment manager Executing as a Lender: By: Name: Michael Donoghue Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Columbia Cent CLO 27 Limited Name of By: Columbia Management Investment Advisers, LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Jerry R. Howard Title: Assistant Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Columbia Cent CLO 28 Limited Name of By: Columbia Management Investment Advisers, LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Jerry R. Howard Title: Assistant Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Columbia Cent CLO 29, Limited Name of By: Columbia Management Investment Advisers, LLC Institution: as Collateral Manager Executing as a Lender: By: Name: Jerry Howard R Title: Assistant Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I Institution: Executing as a Lender: By: Name: Jerry R. Howard Title: Assistant Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Credos Floating Rate Fund LP Name of by SHENKMAN CAPITAL MANAGEMENT, INC., as Institution: General Partner Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Diversified Credit Portfolio Ltd. Institution: BY: Invesco Senior Secured Management, Inc. as Investment Adviser Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Dryden 77 CLO, Ltd. Institution: By: PGIM, Inc., as Collateral Manager Executing as a Lender: By: Name: Ian F. Johnston Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Dryden XXV Senior Loan Fund Institution: By: PGIM, Inc., as Collateral Manager Executing as a Lender: By: Name: Ian F. Johnston Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Eaton Vance Institutional Senior Loan Fund Institution: BY: Eaton Vance Management as Investment Advisor Executing as a Lender: By: Name: Michael Brotthof Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Eaton Vance Loan Fund Series IV A Series Trust of Multi Manager Global Name of Investment Trust Institution: By: Eaton Vance Management as Investment Advisor Executing as a Lender: By: Name: Michael Botthof Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Name of Trust Institution: By: Eaton Vance Management as Investment Advisor Executing as a Lender: By: Name: Michael Brotthof Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of ELM CLO 2014-1, Ltd. Institution: Executing as a Lender: By: Name: Brad Willson Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Employers Compensation Insurance Company Institution: By: BlackRock Financial Management, Inc. Its Investment Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Employers Insurance Company of Nevada Institution: By: BlackRock Financial Management, Inc. Its Investment Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Employers Preferred Insurance Company Institution: By: BlackRock Financial Management, Inc. Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Employers Reassurance Corporation Institution: By: BlackRock Financial Management, Inc. Its Investment Advisor Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Flagship CLO VIII Ltd Name of BY: Deutsche Investment Management Americas Inc. , Institution: As Interim Investment Manager Executing as a Lender: By: Name: kirk maurer Title: director high yield For any institution requiring a second signature line: By: Name: Joe Tavolieri Title: Vice President

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Flagship VII Limited Name of BY: Deutsche Investment Management Americas Inc. , Institution: As Investment Manager Executing as a Lender: By: Name: kirk maurer Title: director high yield For any institution requiring a second signature line: By: Name: Joe Tavolieri Title: Vice President

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC Institution: by: Wells Capital Management, as Investment Advisor Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Galaxy XXI CLO, Ltd. Name of By: PineBridge Investment LLC Institution: Its Collateral Manager Executing as a Lender: By: Name: Steven Oh Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Galaxy XXII CLO, Ltd Name of By: PineBridge Investments LLC Institution: as Collateral Manager Executing as a Lender: By: Name: Steven Oh Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Galaxy XXIII CLO, Ltd. Institution: By: PineBridge Investment LLC Its Collateral Manager Executing as a Lender: By: Name: Steven Oh Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. GALAXY XXIX CLO, Ltd Name of By: PineBridge Investments LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Steven Oh Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Galaxy XXV CLO, Ltd. Name of By: PineBridge Galaxy LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Steven Oh Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Galaxy XXVI CLO, Ltd Name of By: PineBridge Galaxy LLC Institution: as Collateral Manager Executing as a Lender: By: Name: Steven Oh Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of GLG Ore Hill CLO 2013-1, LTD. Institution: Executing as a Lender: By: Name: Jonathan Newman Title: Asset Manager For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Golub Capital Partners CLO 19(B)-R, Ltd. Institution: By: GC Advisors LLC, as Collateral Manager Executing as a Lender: By: Name: Scott Morrison Title: Designated Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Golub Capital Partners CLO 23(B)-R, Ltd. Institution: By: OPAL BSL LLC, as Collateral Manager Executing as a Lender: By: Name: Scott Morrison Title: Designated Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Golub Capital Partners CLO 35(B), Ltd. Institution: By: GC Advisors LLC, as Collateral Manager Executing as a Lender: By: Name: Scott Morrison Title: Designated Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Golub Capital Partners CLO 40(B), Ltd. Institution: By: OPAL BSL LLC, as Collateral Manager Executing as a Lender: By: Name: Scott Morrison Title: Designated Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Golub Capital Partners CLO 41(B), Ltd. Institution: By: OPAL BSL LLC, as Collateral Manager Executing as a Lender: By: Name: Scott Morrison Title: Designated Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Golub Capital Partners CLO 43(B), Ltd. Institution: By: OPAL BSL LLC, as Collateral Manager Executing as a Lender: By: Name: Scott Morrison Title: Designated Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Halcyon Loan Advisors Funding 2014-1, Ltd. Institution: By: Halcyon Loan Advisors 2014-1 LLC as collateral manager Executing as a Lender: By: Name: Dave Berger Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Halcyon Loan Advisors Funding 2014-2 Ltd. Institution: By: Halcyon Loan Advisors 2014-2 LLC as collateral manager Executing as a Lender: By: Name: Dave Berger Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Halcyon Loan Advisors Funding 2014-3 Ltd Institution: BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager Executing as a Lender: By: Name: Dave Berger Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Halcyon Loan Advisors Funding 2015-1 Ltd Institution: By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager Executing as a Lender: By: Name: Dave Berger Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Halcyon Loan Advisors Funding 2015-2 Ltd. Institution: Executing as a Lender: By: Name: Dave Berger Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Halcyon Loan Advisors Funding 2015-3 Ltd Institution: By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager Executing as a Lender: By: Name: Dave Berger Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of HPS Loan Management 10-2016, Ltd. Institution: By: HPS Investment Partners, LLC, its Investment Manager Executing as a Lender: By: Name: Jamie Donsky Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. HPS Loan Management 11-2017, Ltd. Name of By: HPS Investment Partners CLO (US), LLC, its Investment Manager Institution: By: HPS Investment Partners, LLC, its Sub-Advisor Executing as a Lender: By: Name: Jamie Donsky Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of HPS Loan Management 12-2018, Ltd. Institution: By: HPS Investment Partners, LLC, its Investment Manager Executing as a Lender: By: Name: Jamie Donsky Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of HPS Loan Management 13-2018, Ltd. Institution: By: HPS Investment Partners, LLC, its Investment Manager Executing as a Lender: By: Name: Jamie Donsky Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of HPS Loan Management 14-2019, Ltd. Institution: By: HPS Investment Partners, LLC as Sub-Manager Executing as a Lender: By: Name: Jamie Donsky Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. HPS Loan Management 6-2015, Ltd. Name of By: HPS Investment Partners CLO (US), LLC, its Investment Manager Institution: By: HPS Investment Partners, LLC, its Sub-Advisor Executing as a Lender: By: Name: Jamie Donsky Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of HPS Loan Management 8-2016, Ltd. Institution: By: HPS Investment Partners, LLC, its Investment Manager Executing as a Lender: By: Name: Jamie Donsky Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Hull Street CLO, Ltd. Institution: Executing as a Lender: By: Name: James R. Fellows Title: Managing Director/Co-Head For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of ICG US CLO 2017-1, Ltd. Institution: Executing as a Lender: By: Name: Seth Katzenstein Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of ICICI Bank UK PLC Institution: Executing as a Lender: By: Name: Rahul Gupta Title: Senior Relationship Manager For any institution requiring a second signature line: By: Name: Title: Error! Unknown document property name.

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Independent Bank Institution: Executing as a Lender: By: Name: Travis Brooks Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Invesco BL Fund, Ltd. Institution: By: Invesco Management S.A. As Investment Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Invesco Floating Rate Fund Institution: BY: Invesco Senior Secured Management, Inc. as Sub-Adviser Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Invesco Floating Rate Income Fund Institution: By: Invesco Senior Secured Management, Inc. as Sub-Adviser Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Invesco Senior Income Trust Institution: BY: Invesco Senior Secured Management, Inc. as Sub-advisor Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Invesco Senior Loan Fund Institution: BY: Invesco Senior Secured Management, Inc. as Sub-advisor Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of INVESCO SSL FUND LLC Institution: By: Invesco Senior Secured Management, Inc. as Collateral Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Name of Portfolio Investment Trust Institution: By: Invesco Senior Secured Management, Inc. as Investment Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Invesco Zodiac Funds - Invesco US Senior Loan ESG Fund Institution: By: Invesco Senior Secured Management, Inc. as Investment Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Jackson Mill CLO Ltd. Name of By: Shenkman Capital Management, Inc., Institution: as Portfolio Manager Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Jefferson Mill CLO, Ltd. Name of By: Shenkman Capital Management, Inc., Institution: as Collateral Manager Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION Institution: Executing as a Lender: By: Name: Sean Chudzik Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Kaiser Permanente Group Trust Institution: By: Invesco Senior Secured Management, Inc. as Investment Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Kapitalforeningen Investin Pro, US Leveraged Loans I Institution: By: Invesco Senior Secured Management, Inc. as Investment Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Kentucky Retirement Systems Name of by SHENKMAN CAPITAL MANAGEMENT, INC., as Institution: Investment Manager Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Kentucky Retirement Systems Insurance Trust Fund Name of by SHENKMAN CAPITAL MANAGEMENT, INC., as Institution: Investment Manager Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of LCM 26 Ltd. Institution: By: LCM Asset Management LLC Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. LCM XIX Limited Partnership Name of By: LCM Asset Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. LCM XV Limited Partnership Name of By: LCM Asset Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. LCM XVI Limited Partnership Name of By: LCM Asset Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. LCM XVIII Limited Partnership Name of By: LCM Asset Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. LCM XX Limited Partnership Name of By: LCM Asset Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. LCM XXII Ltd. Name of By: LCM Asset Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. LCM XXIV Ltd. Name of By: LCM Asset Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Sophie Venon Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Name of Trust Institution: By: PGIM, Inc., as Investment Manager Executing as a Lender: By: Name: Ian F. Johnston Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Limerock CLO III, Ltd. Institution: BY: Invesco Senior Secured Management, Inc. as Collateral Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite VII, Limited Institution: BY: BlackRock Financial Management Inc., Its Collateral Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite VIII, Limited Institution: BY: BlackRock Financial Management Inc., Its Collateral Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XII, LTD. Institution: BY: BlackRock Financial Management, Inc., its Collateral Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XIV-R, Limited Institution: By: BlackRock Financial Management, its Investment Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XV, Limited Institution: By: BlackRock Financial Management, Inc., as Investment Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XVI, Limited Institution: By: BlackRock Financial Management, Inc., as Portfolio Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Magnetite XVII, Limited Name of By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Institution: Investment Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XVIII, Limited Institution: By: BlackRock Financial Management, Inc., its Collateral Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XX, Limited Institution: By: BlackRock Financial Management, Inc., as Portfolio Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XXI, Limited Institution: By: BlackRock Financial Management Inc., as Collateral Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Magnetite XXII, Limited Institution: By: BlackRock Financial Management Inc., as Collateral Manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Man GLG US CLO 2018-2 Ltd. Name of BY: Silvermine Capital Management LLC Institution: As Collateral Manager Executing as a Lender: By: Name: Jonathan Newman Title: Asset Manager For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Mariner CLO 2017-4, Ltd. Institution: Executing as a Lender: By: Name: Brad Willson Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Massachusetts Fidelity Trust Company Institution: Executing as a Lender: By: Name: Krystle Walker Title: Director - Settlements For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Milton Hershey School Trust Institution: Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. MKS CLO 2017-1, Ltd. Name of By: MKS CLO Advisors, LLC Institution: as Investment Manager Executing as a Lender: By: Name: Neel Doshi Title: Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of MP CLO VIII, Ltd. Institution: By: MP CLO Management LLC, its Collateral Manager Executing as a Lender: By: Name: Thomas Shandell Title: CEO For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Natixis Loomis Sayles Senior Loan Fund Name of By: Loomis, Sayles & Company, L.P., Its Investment Manager Institution: By: Loomis, Sayles & Company, Incorporated, Its General Partner Executing as a Lender: By: Name: Mary McCarthy Title: Vice President, Legal and Compliance Analyst For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. NC GARNET FUND, L.P. By: NC Garnet Fund (GenPar), LLC, Name of its general partner Institution: By: BlackRock Financial Management, Inc. its manager Executing as a Lender: By: Name: Rob Jacobi Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Nomura Bond and Loan Fund Institution: Executing as a Lender: By: Name: Stephen Kotsen Title: Managing Director of Nomura Corporate Research and Asset Management, Inc. as investment advisor For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of NCRAM Loan Trust Institution: Executing as a Lender: By: Name: Stephen Kotsen Title: Managing Director of Nomura Corporate Research and Asset Management, Inc. as investment advisor For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Nuveen Symphony Floating Rate Income Fund Institution: BY: Symphony Asset Management LLC Executing as a Lender: By: Name: Judith MacDonald Title: General Counsel/Authorized Signature For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Oaktree CLO 2019-1 Ltd. Name of By: Oaktree Capital Management, L.P. Institution: its: Collateral Manager Executing as a Lender: By: Name: Pearl Chang Title: Managing Director For any institution requiring a second signature line: By: Name: Ronald Kaplan Title: Managing Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Oaktree CLO 2019-2 Ltd. Name of By: Oaktree Capital Management, L.P. Institution: its: Collateral Manager Executing as a Lender: By: Name: Pearl Chang Title: Managing Director For any institution requiring a second signature line: By: Name: Ronald Kaplan Title: Managing Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Oaktree CLO 2019-4, Ltd. Name of BY: Oaktree Capital Management, L.P. Institution: Its: Collateral Manager Executing as a Lender: By: Name: Pearl Chang Title: Managing Director For any institution requiring a second signature line: By: Name: Ronald Kaplan Title: Managing Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Oaktree EIF III Series 1, Ltd. Name of By: Oaktree Capital Management, L.P. Institution: its: Collateral Manager Executing as a Lender: By: Name: Pearl Chang Title: Managing Director For any institution requiring a second signature line: By: Name: Ronald Kaplan Title: Managing Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Oaktree EIF III Series II, Ltd. Name of By: Oaktree Capital Management, L.P. Institution: its: Collateral Manager Executing as a Lender: By: Name: Pearl Chang Title: Managing Director For any institution requiring a second signature line: By: Name: Ronald Kaplan Title: Managing Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Oaktree Senior Loan Fund, L.P. By: Oaktree Senior Loan GP, L.P. Its: General Partner Name of By: Oaktree Fund GP IIA, LLC Institution: Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member Executing as a Lender: By: Name: Pearl Chang Title: Authorized Signatory For any institution requiring a second signature line: By: Name: Ronald Kaplan Title: Authorized Signatory

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Ocean Trails CLO IV Name of By: Five Arrows Managers North America LLC Institution: as Asset Manager Executing as a Lender: By: Name: Chris Choi Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Ocean Trails CLO V Name of By: Five Arrows Managers North America LLC Institution: as Asset Manager Executing as a Lender: By: Name: Chris Choi Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM FUNDING II, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM FUNDING III, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM FUNDING IV, LTD. Name of By: Och-Ziff Loan Management LP, its portfolio manager Institution: By: Och-Ziff Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of OZLM FUNDING, LTD. Institution: By: OZ CLO Management LLC, its portfolio manager Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM IX, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM VI, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM VII, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM VIII, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM XI, LTD. Name of By: Och-Ziff Loan Management LP, its collateral manager Institution: By: Och-Ziff Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM XII, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM XIII, Ltd. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM XIV, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of OZLM XIX, Ltd. Institution: By: OZ CLO Management LLC, its collateral manager Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM XV, LTD. Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of OZLM XVI, Ltd. Institution: By: OZ CLO Management LLC, its successor portfolio manager Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of OZLM XVII, Ltd. Institution: By: OZ CLO Management LLC, its collateral manager Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM XVIII, LTD Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. OZLM XX, LTD Name of By: Sculptor Loan Management LP, its portfolio manager Institution: By: Sculptor Loan Management LLC, its general partner Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of OZLM XXI Ltd. Institution: Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of OZLM XXII, Ltd. Institution: By: OZ CLO Management LLC, its collateral manager Executing as a Lender: By: Name: Wayne Cohen Title: President and Chief Operating Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. PBI-K US Loan Master Fund 2017-7 a Series Trust of Global Cayman Name of Investment Trust Institution: By: PineBridge Investments LLC Its Investment Manager Executing as a Lender: By: Name: Steven Oh Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. PIMCO Cayman B Loan Fund JPY Hedge 2018 a Series Trust of Multi Name of Manager Global Investment Trust Institution: By: Pacific Investment Management Company LLC, as its Investment Advisor Executing as a Lender: By: Name: Arthur Y.D. Ong Title: Executive Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II Name of By: Pacific Investment Management Company LLC, Institution: as its Investment Advisor Executing as a Lender: By: Name: Arthur Y.D. Ong Title: Executive Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. PIMCO Multi-Strategy Credit Fund, L.P. Name of By: Pacific Investment Management Company LLC, Institution: as its Investment Advisor Executing as a Lender: By: Name: Arthur Y.D. Ong Title: Executive Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Principal Funds Inc, - Diversified Real Asset Fund Institution: BY: Symphony Asset Management LLC Executing as a Lender: By: Name: Judith MacDonald Title: General Counsel/Authorized Signature For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. PRU BB LOAN FUND 2018 A SERIES TRUST OF MULTI MANAGER Name of GLOBAL INVESTMENT TRUST Institution: By: PGIM, Inc., as investment manager Executing as a Lender: By: Name: Ian F. Johnston Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Regence Bluecross Blueshield of Oregon Institution: By: Pacific Investment Management Company LLC, as its Investment Advisor Executing as a Lender: By: Name: Arthur Y.D. Ong Title: Executive Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Regence Bluecross Blueshield of Utah Institution: By: Pacific Investment Management Company LLC, as its Investment Advisor Executing as a Lender: By: Name: Arthur Y.D. Ong Title: Executive Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Regence Blueshield Institution: By: Pacific Investment Management Company LLC, as its Investment Advisor Executing as a Lender: By: Name: Arthur Y.D. Ong Title: Executive Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Regence BlueShield of Idaho, Inc. Institution: By: Pacific Investment Management Company LLC, as its Investment Advisor Executing as a Lender: By: Name: Arthur Y.D. Ong Title: Executive Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Romark WM-R Ltd Name of By: Romark CLO Advisors LLC Institution: as Collateral Manager Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of SAEV Masterfonds Wellington Global High Yield Institution: By: Wellington Management Company LLP as its Investment Advisor Executing as a Lender: By: Name: Donna Sirianni Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Safety Insurance Company Name of By: Wellington Management Company, LLP as its Investment Adviser Institution: Executing as a Lender: By: Name: Donna Sirianni Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Saranac CLO III Limited Name of By: Canaras Capital Management, LLC Institution: As Sub-Investment Adviser Executing as a Lender: By: Name: Marc McAfee Title: Analyst For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. SARANAC CLO V LIMITED Name of By: Canaras Capital Management, LLC Institution: As Sub-Investment Adviser Executing as a Lender: By: Name: Marc McAfee Title: Analyst For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Saranac CLO VII Limited Name of By: Canaras Capital Management LLC Institution: As Service Provider Executing as a Lender: By: Name: Marc McAfee Title: Analyst For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Senior Debt Portfolio Institution: BY: Boston Management and Research as Investment Advisor Executing as a Lender: By: Name: Michael Brotthof Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Senior Floating Rate Fund LLC Name of By: Loomis, Sayles & Company, L.P., Its Investment Manager Institution: By: Loomis, Sayles & Company, Incorporated, Its General Partner Executing as a Lender: By: Name: Mary McCarthy Title: Vice President, Legal and Compliance Analyst For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Senior Floating Rate Loan Fund By: Loomis, Sayles & Company, L.P., Its Investment Name of Adviser Institution: By: Loomis, Sayles & Company, Incorporated, Its General Partner Executing as a Lender: By: Name: Mary McCarthy Title: Vice President, Legal and Compliance Analyst For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Sentry Insurance a Mutual Company Institution: BY: Invesco Senior Secured Management, Inc. as Sub-Advisor Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Shenkman Capital Floating Rate High Income Fund Name of By: Shenkman Capital Management, Inc., Institution: as Collateral Manager Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Sound Point CLO XV, Ltd Institution: By: Sound Point Capital Management, LP as Collateral Manager Executing as a Lender: By: Name: Max Laskowski Title: Associate For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Symphony CLO XIV, Ltd Institution: By: Symphony Asset Management LLC Executing as a Lender: By: Name: Judith MacDonald Title: General Counsel/Authorized Signature For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Symphony CLO XVIII, Ltd Institution: By: Symphony Asset Management LLC Executing as a Lender: By: Name: Judith MacDonald Title: General Counsel/Authorized Signature For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of NYL Investors LLC (New York Life Insurance Company) Institution: Executing as a Lender: New York Life Insurance Company By: Name: Daniel Giglio Title: Corporate Vice President Executing as a Lender: New York Life Insurance and Annuity Corporation By: NYL Investors LLC, its Investment Manager By: Name: Daniel Giglio Title: Senior Director Executing as a Lender: Flatiron CLO 2015-1 Ltd. By: NYL Investors LLC, as Collateral Manager and Attorney-In-Fact By: Name: Daniel Giglio Title: Senior Director

Executing as a Lender: TCI-Flatiron CLO 2016-1 Ltd. By: TCI Capital Management II LLC, its Collateral Manager By: NYL Investors LLC, its Attorney-In-Fact By: Name: Daniel Giglio Title: Senior Director Executing as a Lender: Flatiron CLO 17 Ltd. By: NYL Investors LLC, as Collateral Manager and Attorney-In-Fact By: Name: Daniel Giglio Title: Senior Director Executing as a Lender: Flatiron CLO 18 Ltd. By: NYL Investors LLC, as Collateral Manager and Attorney-In-Fact By: Name: Daniel Giglio Title: Senior Director Executing as a Lender: TCI-Flatiron CLO 2017-1 Ltd. By: TCI Capital Management II LLC, its Collateral Manager By: NYL Investors LLC, its Attorney-In-Fact By: Name: Daniel Giglio Title: Senior Director

Executing as a Lender: TCI-Flatiron CLO 2018-1 Ltd. By: TCI Capital Management LLC, its Collateral Manager By: NYL Investors LLC, its Attorney-In-Fact By: Name: Daniel Giglio Title: Senior Director Executing as a Lender: MainStay Floating Rate Fund, a series of MainStay Funds Trust By: NYL Investors LLC, its Subadvisor By: Name: Daniel Giglio Title: Senior Director Executing as a Lender: MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust By: NYL Investors LLC, its Subadvisor By: Name: Daniel Giglio Title: Senior Director

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Teachers’ Retirement System of the State of Kentucky Name of by SHENKMAN CAPITAL MANAGEMENT, INC., Institution: as Investment Manager Executing as a Lender: By: Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of The City of New York Group Trust Institution: BY: Invesco Senior Secured Management, Inc. as Investment Manager Executing as a Lender: By: Name: Kevin Egan Title: Authorized Individual For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Utica Mutual Insurance Company Institution: By: Wellington Management Company LLP as its Investment Advisor Executing as a Lender: By: Name: Donna Sirianni Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Venture 31 CLO, Limited Name of By: its investment advisor Institution: MJX Venture Management III LLC Executing as a Lender: By: Name: Michael Regan Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. VENTURE XII CLO, Limited Name of BY: its investment advisor Institution: MJX Venture Management LLC Executing as a Lender: By: Name: Michael Regan Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. VENTURE XIII CLO, Limited Name of By: its Investment Advisor Institution: MJX Venture Management LLC Executing as a Lender: By: Name: Michael Regan Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Venture XXVI CLO, Limited Name of By: its investment advisor Institution: MJX Venture Management LLC Executing as a Lender: By: Name: Michael Regan Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Venture XXVII CLO, Limited Name of By: its investment advisor Institution: MJX Venture Management II LLC Executing as a Lender: By: Name: Michael Regan Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Venture XXX CLO, Limited Name of By: its investment advisor Institution: MJX Venture Management II LLC Executing as a Lender: By: Name: Michael Regan Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Vibrant CLO V, Ltd. Institution: By: DFG Investment Advisers, Inc., as Portfolio Manager Executing as a Lender: By: Name: Jeremy Hyatt Title: Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Voya CLO 2014-3, Ltd. Institution: BY: Voya Alternative Asset Management LLC, as its investment manager Executing as a Lender: By: Name: Michael Donoghue Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Wellington Multi-Sector Credit Fund Institution: By: Wellington Management Company, LLP as its Investment Adviser Executing as a Lender: By: Name: Donna Sirianni Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Wellington Trust Company, National Association Multiple Common Trust Name of Funds Trust- Opportunistic Fixed Income Allocation Portfolio Institution: By: Wellington Management Company, LLP as its Investment Advisor Executing as a Lender: By: Name: Donna Sirianni Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Wellington Trust Company, National Association Multiple Common Trust Name of Funds Trust Opportunistic Inflation Sensitive Bond Portfolio Institution: By: Wellington Management Company LLP as its Investment Advisor Executing as a Lender: By: Name: Donna Sirianni Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Wells Fargo Income Plus Fund Institution: by: Wells Capital Management, as Investment Advisor Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Wells Fargo Multi-Sector Income Fund Institution: by: Wells Capital Management, as Investment Advisor Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Wells Fargo Real Return Portfolio Institution: by: Wells Capital Management, as Investment Advisor Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Wells Fargo Short-Term High Yield Bond Fund Institution: by: Wells Capital Management, as Investment Advisor Executing as a Lender: By: Name: Roberto Vargas Title: Trading Operations Specialist For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Wespath Funds Trust Name of By: Wellington Management Company, LLP as its Investment Advisor Institution: Executing as a Lender: By: Name: Donna Sirianni Title: Vice President For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Whitebox CLO I, Ltd. Institution: Executing as a Lender:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Wind River 2014-1 CLO Ltd. Name of By First Eagle Alternative Credit SLS, Institution: LLC, as Investment Manager Executing as a Lender: By: Name: James R. Fellows Title: Managing Director/Co-Head For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Wind River 2015-1 CLO Ltd. Name of By First Eagle Alternative Credit SLS, Institution: LLC, its Portfolio Manager Executing as a Lender: By: Name: James R. Fellows Title: Managing Director/Co-Head For any institution requiring a second signature line: By: Name: Title:

         LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of York CLO-1 Ltd. Institution: Executing as a Lender: By: Name: Kevin M. Carr Title: Authorized signatory

         LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of York CLO-2 Ltd. Institution: Executing as a Lender: By: Name: Kevin M. Carr Title: Authorized signatory

         LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of York CLO-3 Ltd. Institution: Executing as a Lender: By: Name: Kevin M. Carr Title: Authorized signatory

         LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of York CLO-4 Ltd. Institution: Executing as a Lender: By: Name: Kevin M. Carr Title: Authorized signatory

         LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of York CLO-5 Ltd. Institution: Executing as a Lender: By: Name: Kevin M. Carr Title: Authorized signatory

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Z Capital Credit Partners CLO 2015-1 Ltd Institution: Executing as a Lender: By: Name: Marko Punda Title: Authorized Person For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. ZAIS CLO 3, Limited Name of By Zais Leveraged Loan Manager 3, LLC its collateral manager Institution: By: Zais Group, LLC, its sole member Executing as a Lender: By: Name: Vincent Ingato Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. ZAIS CLO 6, Limited Name of By Zais Leveraged Loan Master Manager, LLC its collateral manager Institution: By: Zais Group, LLC, its sole member Executing as a Lender: By: Name: Vincent Ingato Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. ZAIS CLO 7, Limited Name of By Zais Leveraged Loan Master Manager, LLC its collateral manager Institution: By: Zais Group, LLC, its sole member Executing as a Lender: By: Name: Vincent Ingato Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. ZAIS CLO 9, Limited Name of By Zais Leveraged Loan Master Manager, LLC its collateral manager Institution: By: Zais Group, LLC, its sole member Executing as a Lender: By: Name: Vincent Ingato Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

Annex I ACKNOWLEDGMENT AND CONFIRMATION (a) Reference is made to the SECOND AMENDMENT, dated as of August 26, 2020 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the CREDIT AGREEMENT, dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018 and as further amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. (b) Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and (ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees. (c) This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement). (d) THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. (e) This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above. COMPANY: COLUMBUS MCKINNON CORPORATION By: Name: Title: GERMAN BORROWER: COLUMBUS MCKINNON EMEA GMBH By: Name: Title: Signature Page to Acknowledgment and Confirmation

Acknowledged and Agreed by the Subsidiary Guarantors: YALE INDUSTRIAL PRODUCTS, INC. By: Name: Title: MAGNETEK, INC. By: Name: Title: Signature Page to Acknowledgment and Confirmation

EXHIBIT A LENDER ADDENDUM TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the “Credit Agreement”), among Columbus McKinnon Corporation (the “Company”), Columbus McKinnon EMEA GmbH, certain Subsidiaries of the Company party thereto, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Executing as a Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title: